UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund: High Income Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, High Income Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/03

Date of reporting period: 10/01/02 - 3/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
March 31, 2003


High Income Portfolio of
Merrill Lynch
Bond Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way. Although the redesignation took effect just after the close of the Fund's period, we have provided Fund performance as of March 31, 2003 to reflect the new share class designations.


The High Yield Market Overview
The high yield market rebounded sharply during the six-month period ended March 31, 2003, with a return of +13.23% as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. In comparison, the unmanaged Standard & Poor's 500 (S&P 500) Index, while also gaining some ground, returned +5.02% for the same period.

The high yield market in general exhibited strengthening fundamentals, reflecting a stabilizing economy and improving corporate earnings. In addition, the high yield market benefited as investors began searching for yield and a healthy alternative to lackluster equity markets. High yield securities continued to appear reasonably valued, with an 825 basis point (8.25%) yield spread over ten-year U.S. Treasury notes as of March 31, 2003, down from the historically high levels reached in October 2002. As measured by Moody's Investors Service, the default rate by high yield corporate borrowers fell to 6.9% in March. This compared to 7.7% in February and represented a significant drop from the peak of 10.7% in January 2002. This declining trend is expected to continue and is helping to increase investment demand in the high yield sector.

While we view the market with caution given current geopolitical and economic uncertainty, we note that optimistic signs have emerged in the high yield marketplace as a whole. As an asset category, the high yield market was a strong performer in the first quarter of 2003, posting a total return of +6.9% as measured by the CSFB High Yield Index, and +2.66% in March. Although such positive news could still be overwhelmed by adverse events, the market is demonstrating the value potential available in high yield securities. We believe that, in the longer term, this value will be realized.


Portfolio Matters
For the six-month period ended March 31, 2003, the Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +14.75%, +14.46%, +14.43% and +14.89%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The Fund outperformed the benchmark CSFB High Yield Index, which returned +13.23% for the same period.

The six-month period ended March 31, 2003 led us on a remarkable ride that began with the mid-October 2002 lows and ended with an impressive rally in the first quarter of 2003. New-issue activity began to pick up sharply during the final two months of 2002. We participated in a number of transactions for securities that rose to nice premiums and accelerated reconstruction activity, which helped us make important progress in repositioning the portfolio. During the first quarter of 2003, we continued to participate actively in the new-issue calendar, which benefited the Portfolio's performance over the six-month period. The market appetite for new issues has been voracious as of late, pushing post-offering prices to several point premiums. As of March 31, 2003, new issues in the high yield market totaled about $24.5 billion in 79 transactions, with proceeds used primarily for bank and other debt repayment. We believe the calendar will continue to be heavy, particularly as investment bankers and their clients seek to take advantage of the dramatic improvement in the market and the large surge of funds committed to high yield investing.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


The Portfolio experienced a relatively high turnover during the six-month period. We reduced positions in certain seasoned issues that rallied sharply since October and sold new issues that reached our price objectives. The Portfolio also was well-positioned in the utility, independent power producers and wireless telecommunications sectors, which added incrementally to performance.


Investment Outlook
In our opinion, the high yield market outlook continues to be favorable. We anticipate a lower level of defaults, although still high by historical measures, and substantial net inflows of capital into the high yield marketplace as investors seek to take advantage of perceived total return opportunities. We expect a record level of new issuance and refinancing activity, especially in the first half of the year. However, the coming months also may bring continued price volatility with a strong market bias to lower interest rates (higher prices) and a reduction in spreads compared to Treasury issues by 100 basis points - 200 basis points.

We seek to continue to reduce the Fund's cash position as appropriate investment opportunities present themselves. We also plan to participate in the new-issue calendar, although with increasing caution given the reduced yields currently available. The lower-quality sector of the high yield market has rallied sharply but still offers good value in places. Our overall strategy is to continue repositioning the portfolio and to move toward a more conservative position, emphasizing manufacturing and service industries. We believe the high yield market has the potential to produce a double-digit total return for 2003 as it builds on the performance of the first three months and earns its coupon.


In Conclusion
We appreciate your investment in High Income Portfolio of Merrill
Lynch Bond Fund, Inc., and we look forward to serving your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(B. Daniel Evans)
B. Daniel Evans
Vice President and Portfolio Manager



April 15, 2003



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


PORTFOLIO INFORMATION

As of March 31, 2003

                                                                                                                 Percent of
Ten Largest Corporate Holdings                                                                                   Net Assets
Orion Refining            A new Reforming Unit was recently introduced at the Orion refinery in Norco, Louisiana.      2.1%
(formerly TransAmerican   The expansion will allow higher volumes of gasoline to be produced while also providing
Refining Corporation)     the refinery with an additional source of hydrogen, saving the company from having to purchase hydrogen. In late January, Orion experienced a fire that idled the refinery's
                          Coker unit. Normal operations are expected to resume in the near future.


Adelphia                  Adelphia Communications and subsidiary Century Cable Holdings, LLC both filed for             1.9
Communications            bankruptcy after the revelation of fraud and self-dealing by its controlling shareholders
Corporation and           (the Rigas family). The time frame for exiting bankruptcy is unknown, but we still feel
Affiliates                the asset coverage for the subsidiary bonds is in excess of the current distressed trading levels.


Columbia/HCA              HCA is the largest for-profit hospital company in the United States. It owns and operates     1.9
Healthcare Corp.*         179 acute care hospitals located primarily in urban and suburban markets. For the fiscal year ended December 31, 2002, HCA generated revenue of $19.7 billion, EBITDA of $3.7 billion and free cash flow of $2.0 billion. With the resolution of most of the government litigation, HCA is expected to be upgraded to investment-grade status in the next 12 - 18 months.


Millicom International    Millicom International develops and operates cellular telephone systems worldwide.            1.7
Cellular SA               The company has interest in 33 cellular systems in 20 countries, primarily in emerging markets in Asia, Latin America and Africa.


Primedia, Inc.            Primedia, a media company, provides specialized information in the consumer, business-        1.6
                          to-business and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks.


NII Holdings Inc.*        NII Holdings offers wireless service in Mexico, Brazil, Peru and Argentina. Similar to        1.6
                          Nextel Communications in the United States, the company offers a unique product in that subscribers are able to use their phones for direct (that is, walkie-talkie)
                          connections.


Qwest Communications      Qwest is a local and long-distance telecommunications provider, having acquired RBOC          1.4
International*            US West in July 2000. It serves 11 million local lines, predominantly in the Western and Mountain United States. Asset sales, debt reduction and new management have helped this company rebound from poor transactions and former senior management team direction.


El Paso Corporation*      El Paso is in the midst of renewing key credit lines, restructuring energy trading            1.4
                          activities and selling assets to meet maturing debt obligations. With the recent settlement of charges that El Paso manipulated California natural gas prices, uncertainty over the company's ability to maintain liquidity while executing its restructuring and refinancing plans have been reduced. Much work remains, but the company thus far has been able to meet goals laid out by management.


Gazprom OAO               Gazprom OAO is the world's largest natural gas company in terms of reserves, production       1.4
                          and transportation. It supplies substantially all of the natural gas consumed in Russia, about 50% consumed in the six countries of the former Soviet Union and about 26%
                          consumed in Europe. The Russian Federation currently owns 38% of Gazprom OAO's charter capital.


Asia Pulp & Paper Group   APP is the largest vertically integrated pulp and paper producer in non-Japan Asia            1.3
(APP)*                    and one of the top-ten paper producers in the world. The company is headquartered in
                          Singapore and owned by the Sinar Mas Group. After excessive expansion in the 1990s largely financed with debt, a deteriorating operating environment and an unfavorable debt maturity profile forced the company to begin restructuring more than $13 billion of debt in March 2001. Negotiations are progressing with global export credit agencies and bondholders. Significant progress has been made recently in negotiations with creditors, and a resolution is expected over the next several months.


*Includes combined holdings.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


PORTFOLIO INFORMATION (concluded)


As of March 31, 2003


Quality Ratings by                  Percent of
Standard & Poor's                  Market Value

BBB/Baa                                4%
BB/Ba                                  18
B/B                                    48
CCC/Caa or lower                       18
NR (Not Rated)                         12



                                    Percent of
Five Largest Industries             Net Assets

Energy--Other                          10.7%
Utility                                 7.7
Wireless                                7.0
Gaming                                  4.9
Cable--U.S.                             4.8



                                    Percent of
Five Largest Foreign Countries*     Net Assets

Canada                                  3.8%
Luxembourg                              2.4
Brazil                                  1.7
Indonesia                               1.6
Bahamas                                 1.5

*All holdings are denominated in U.S. dollars.





Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                                               Ten Year/
                                                6-Month        12-Month     Since Inception   Standardized
As of March 31, 2003                          Total Return   Total Return     Total Return     30-Day Yield
High Income Portfolio Class A Shares*            +14.75%        + 2.96%          +39.56%          8.92%
High Income Portfolio Class B Shares*            +14.46         + 2.43           +43.81           8.78
High Income Portfolio Class C Shares*            +14.43         + 2.38           +33.07           8.74
High Income Portfolio Class I Shares*            +14.89         + 3.22           +55.16           9.16
CSFB High Yield Index**                          +13.23         + 7.52       +87.86/+70.50         --
Merrill Lynch High Yield Master Index**          +14.03         + 3.65       +86.29/+71.27         --
Ten-Year U.S. Treasury Securities***             + 1.50         +10.31       +87.96/+83.22         --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are for ten years for Class
B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
**Unmanaged. These market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield Master Index are for ten years and from 10/31/94, respectively. Ten year/since inception total returns for CSFB High Yield Index are for ten years and from 10/31/94, respectively.
***Ten year/since inception total returns are for ten years for Class B & Class I Shares and from 10/31/94 for Class A & Class C
Shares, respectively.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


PERFORMANCE DATA (concluded)


Average Annual Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/03                     +2.96%         -1.16%
Five Years Ended 3/31/03                   -1.54          -2.34
Inception (10/21/94) through 3/31/03       +4.03          +3.53

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/03                     +2.43%         -1.33%
Five Years Ended 3/31/03                   -2.02          -2.26
Ten Years Ended 3/31/03                    +3.70          +3.70

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/03                     +2.38%         +1.44%
Five Years Ended 3/31/03                   -2.09          -2.09
Inception (10/21/94) through 3/31/03       +3.44          +3.44

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/03                     +3.22%         -0.91%
Five Years Ended 3/31/03                   -1.27          -2.07
Ten Years Ended 3/31/03                    +4.49          +4.06

*Maximum sales charge is 4%.
**Assuming maximum sales charge.




Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS                                                                                    (in U.S.dollars)

                  S&P     Moody's      Face
Industries       Rating    Rating     Amount                    Issue                                              Value
Bonds

Aerospace &       CCC+      Caa2   $20,625,000   Hexcel Corporation, 9.75% due 1/15/2009                     $   18,665,625
Defense--1.1%

Airlines--1.1%    BB-       B1      20,000,000   American Airlines, 7.80% due 10/01/2006                          9,390,576
                                                 ++Piedmont Aviation, Inc.:
                  D         Ca       1,500,000      Series H, 10% due 11/08/2012                                    225,000
                  NR*       NR*      1,304,000      Series J, 10.05% due 5/13/2005                                  195,600
                  D         NR*      1,116,000      Series J, 10.10% due 5/13/2007                                  167,400
                  D         NR*      3,767,000      Series J, 10.10% due 5/13/2009                                  565,050
                  D         NR*      2,710,000      Series J, 10.15% due 5/13/2011                                  406,500
                  NR*       NR*      2,226,000      Series K, 10% due 5/13/2004                                     333,900
                  NR*       NR*      2,666,000      Series K, 10.10% due 5/13/2008                                  399,900
                  NR*       NR*      2,550,000      Series K, 10.15% due 5/13/2010                                  382,500
                                                 ++USAir Inc.:
                  NR*       NR*      1,092,000      Series 88F, 10.70% due 1/01/2003                                163,800
                  NR*       NR*      1,092,000      Series 88G, 10.70% due 1/01/2003                                163,800
                  NR*       NR*      1,092,000      Series 88H, 10.70% due 1/01/2003                                163,800
                  NR*       NR*      1,092,000      Series 88I, 10.70% due 1/01/2003                                163,800
                  D         Caa3     2,728,273      Series 89A1, 9.33% due 1/01/2006+++                             600,220
                  D         Ca      25,000,000      Series 93A3, 10.375% due 3/01/2013                            5,750,000
                  D         Caa3     1,432,000      Series A, 10.70% due 1/15/2007                                  214,800
                  D         Caa3     1,815,000      Series C, 10.70% due 1/15/2007                                  272,250
                  D         Caa3     1,107,000      Series E, 10.70% due 1/15/2007                                  166,050
                  NR*       NR*      1,985,000      Series E, 10.30% due 3/28/2007                                  297,750
                  NR*       Ca       1,950,000      Series F, 10.35% due 3/28/2011                                  292,500
                                                                                                             --------------
                                                                                                                 20,315,196

Automotive--0.7%  NR*       NR*      2,486,819   ++Federal-Mogul Corporation, 7.375% due 1/15/2006                  323,286
                  B         B3      10,800,000   Metaldyne Corporation, 11% due 6/15/2012                         8,505,000
                                                 ++Venture Holdings Trust:
                  D         Caa3    20,000,000      11% due 6/01/2007                                             3,950,000
                  D         Ca       8,000,000      12% due 6/01/2009                                               120,000
                                                                                                             --------------
                                                                                                                 12,898,286

Broadcasting--    NR*       NR*      2,311,000   Acme Intermediate Holdings/Finance, 12% due 9/30/2005            2,368,775
1.6%              CCC+      NR*      3,000,000   Acme Television/Finance, 10.875% due 9/30/2004                   3,090,000
                  B-        B1       5,000,000   CanWest Media Inc., 7.625% due 4/15/2013 (f)                     5,000,000
                  B-        B3       1,875,000   Entravision Communications Corporation, 8.125% due
                                                 3/15/2009                                                        1,926,562
                  D         Ca      25,000,000   ++Globo Comunicacoes e Participacoes, Ltd., 10.50%
                                                 due 12/20/2006 (f)                                               6,750,000
                  B-        B3       8,000,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                   8,700,000
                                                                                                             --------------
                                                                                                                 27,835,337

Cable--           D         Ca      13,000,000   ++Cable Satisfaction International, 12.75% due 3/01/2010         3,201,250
International--   D         Ca      15,000,000   ++Cablevision SA, 13.75% due 5/01/2009                           3,300,000
1.5%              C         Caa2    23,175,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007           17,149,500
                  D         Ca      35,000,000   ++United Pan-Europe Communications, 13.75% due
                                                 2/01/2010 (e)                                                    2,187,500
                                                                                                             --------------
                                                                                                                 25,838,250



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                  S&P     Moody's      Face
Industries       Rating    Rating     Amount                    Issue                                              Value
Bonds (continued)

Cable--U.S.--                                    ++Adelphia Communications Corporation:
4.8%              NR*       NR*    $ 3,225,000      9.25% (d)                                                $    1,306,125
                  NR*       NR*      5,000,000      7.875% due 5/01/2009                                          2,000,000
                  NR*       NR*      5,675,000      9.375% due 11/15/2009                                         2,326,750
                  NR*       NR*        750,000      10.875% due 10/01/2010                                          303,750
                  NR*       NR*      3,975,000      10.25% due 6/15/2011                                          1,649,625
                  B+        B2       5,000,000   CSC Holdings Inc., 10.50% due 5/15/2016                          5,462,500
                  NR*       NR*     20,000,000   ++Century Communications Corporation, 9.50% due 3/01/2005        7,200,000
                                                 Charter Communications Holdings:
                  CCC-      Ca       4,668,333      8.625% due 4/01/2009                                          2,159,104
                  CCC-      Ca      14,650,000      10.75% due 10/01/2009                                         6,775,625
                  B         B1      13,200,000   DirecTV Holdings, 8.375% due 3/15/2013 (f)                      14,553,000
                  B-        Caa1     7,850,000   Insight Communications, 13.48% due 2/15/2011 (e)                 5,573,500
                  B+        B2       8,350,000   Insight Midwest, LP, 9.75% due 10/01/2009 (f)                    8,621,375
                  NR*       NR*     22,000,000   ++Olympus Communications LP/Capital Corp., 10.625% due
                                                 11/15/2006                                                      19,360,000
                  B-        Ba3      8,000,000   Panamsat Corporation, 8.50% due 2/01/2012                        8,240,000
                                                                                                             --------------
                                                                                                                 85,531,354

Chemicals--       B-        Caa1     2,000,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                    1,895,000
4.8%              B+        Ba3      4,425,000   IMC Global Inc., 7.625% due 11/01/2005                           4,469,250
                  BB-       B2      20,000,000   ISP ChemCo., 10.25% due 7/01/2011                               21,550,000
                  BB-       Ba3     20,000,000   MacDermid, Inc., 9.125% due 7/15/2011                           22,000,000
                  BB+       Ba1     18,000,000   Millennium America Inc., 9.25% due 6/15/2008                    19,440,000
                  NR*       NR*      8,000,000   Noveon International Inc., 13% due 8/31/2011++++                 8,000,000
                  B         Caa3     8,475,000   Terra Industries, 10.50% due 6/15/2005                           7,203,750
                                                                                                             --------------
                                                                                                                 84,558,000

Consumer          BB+       Ba3      8,425,000   American Greetings, 11.75% due 7/15/2008                         9,562,375
Products--3.0%    BB+       Ba1      5,000,000   Briggs & Stratton Corporation, 8.875% due 3/15/2011              5,400,000
                  NR*       NR*     25,000,000   ++Corning Consumer Products, 9.625% due 5/01/2008                1,250,000
                  NR*       NR*     25,000,000   ++Galey & Lord, Inc., 9.125% due 3/01/2008                         437,500
                                                 ++Polysindo International Finance Company BV:
                  NR*       NR*      7,500,000      8.719% (c)                                                      450,000
                  NR*       NR*     49,225,000      11.375% due 6/15/2006                                         2,584,312
                  NR*       NR*     22,350,000      9.375% due 7/30/2007                                          1,173,375
                  B-        B2       8,275,000   Remington Arms Company, 10.50% due 2/01/2011 (f)                 8,854,250
                  BB        B1       3,050,000   Russell Corporation, 9.25% due 5/01/2010                         3,294,000
                  B-        B3       4,600,000   United Industries Corporation, 9.875% due 4/01/2009 (f)          4,795,500
                  B-        B2      15,375,000   Universal City Development, 11.75% due 4/01/2010 (f)            15,471,094
                                                                                                             --------------
                                                                                                                 53,272,406

Diversified                                      Houghton Mifflin Company (f):
Media--1.3%       B         B2       5,175,000      8.25% due 2/01/2011                                           5,537,250
                  B         B3       2,275,000      9.875% due 2/01/2013                                          2,457,000
                  B         B2       6,075,000   PEI Holdings Inc., 11% due 3/15/2010 (f)                         6,363,562
                  BBB       Baa2     9,200,000   World Color Press Inc., 7.75% due 2/15/2009                      9,472,348
                                                                                                             --------------
                                                                                                                 23,830,160



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                  S&P     Moody's      Face
Industries       Rating    Rating     Amount                    Issue                                              Value
Bonds (continued)

Energy--          B         B2     $ 6,675,000   Encore Acquisition Company, 8.375% due 6/15/2012            $    6,992,062
Exploration &     B+        NR*     23,375,000   Gazprom OAO, 9.625% due 3/01/2013 (f)                           24,105,469
Production--      B         B2       6,250,000   Plains E&P Company, 8.75% due 7/01/2012                          6,500,000
2.1%                                                                                                         --------------
                                                                                                                 37,597,531

Energy--          B+        Ba3     12,150,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (f)          12,727,125
Other--10.7%      B         B2      11,100,000   Clark R & M, Inc., 8.875% due 11/15/2007                        10,878,000
                                                 El Paso Corporation:
                  B         Caa1     7,600,000      7% due 5/15/2011                                              6,004,000
                  B         Caa1     2,250,000      7.75% due 1/15/2032                                           1,608,750
                  B         Caa1    13,300,000   El Paso Energy Corporation, 6.75% due 5/15/2009                 10,706,500
                  CCC-      Caa3    25,000,000   Energy Corp. of America, 9.50% due 5/15/2007                    15,625,000
                                                 Giant Industries, Inc.:
                  B-        B3       4,950,000      9% due 9/01/2007                                              4,281,750
                  B-        B3       1,750,000      11% due 5/15/2012                                             1,548,750
                  B+        B2       5,175,000   Hanover Equipment Trust, 8.75% due 9/01/2011                     5,019,750
                  CCC       B3      22,500,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                       19,800,000
                  B+        B1       6,825,000   Parker Drilling Company, 10.125% due 11/15/2009                  7,166,250
                  B         B3      19,000,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (f)                 18,810,000
                  B         B3      17,575,000   Tesoro Petroleum Corp., 9% due 7/01/2008                        15,026,625
                  NR*       NR*     36,000,000   TransAmerican Refining Corporation, 13% due 12/15/2003          36,000,000
                  B         B2      11,225,000   Trico Marine Services, 8.875% due 5/15/2012                     10,439,250
                  B-        B3      17,500,000   United Refining Co., 10.75% due 6/15/2007                       14,350,000
                                                                                                             --------------
                                                                                                                189,991,750

Financial--0.3%   NR*       NR*     14,850,000   Finova Group Inc., 7.50% due 11/15/2009                          5,234,625

Food & Drug--     NR*       NR*     10,000,000   ++Ameriserve Food Distributors, 8.875% due 10/15/2006              100,000
0.0%

Food/Tobacco--    B         B3       5,725,000   American Seafood Group LLC, 10.125% due 4/15/2010                6,054,188
1.4%              NR*       NR*     20,000,000   ++DGS International Finance Company BV, 10% due 6/01/2007 (f)      400,000
                  B-        B2       5,825,000   Doane Pet Care Company, 10.75% due 3/01/2010 (f)                 5,970,625
                  B+        B2       9,125,000   Dole Foods Company, 8.875% due 3/15/2011 (f)                     9,490,000
                  BB+       Ba2      2,000,000   Smithfield Foods Inc., 8% due 10/15/2009                         2,040,000
                                                                                                             --------------
                                                                                                                 23,954,813

Gaming--4.7%      NR*       NR*     25,390,000   GB Property Funding Corp., 11% due 9/29/2005                    16,757,400
                  BB-       Ba3     12,000,000   Mandalay Resort Group, 10.25% due 8/01/2007                     12,975,000
                  B+        B2      12,250,000   Sun International Hotels, 8.875% due 8/15/2011                  12,586,875
                  B-        B3      19,800,000   Trump Holdings & Funding, 11.625% due 3/15/2010 (f)             18,958,500
                  B-        B3      14,850,000   Venetian Casino, 11% due 6/15/2010                              15,536,813
                  CCC+      B3       5,650,000   Wynn Las Vegas LLC, 12% due 11/01/2010                           5,904,250
                                                                                                             --------------
                                                                                                                 82,718,838

Government--      B+        B2      15,000,000   Banco Nacional de Desenvolvimiento Economico e Social,
Foreign--1.8%                                    20.369% due 6/16/2008 (a)(g)                                    14,550,000
                  B+        B2      10,000,000   Federal Republic of Brazil, 12% due 4/15/2010                    9,075,000
                  B-        B1      10,000,000   Republic of Turkey, 11.875% due 1/15/2030                        8,900,000
                                                                                                             --------------
                                                                                                                 32,525,000



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                  S&P     Moody's      Face
Industries       Rating    Rating     Amount                    Issue                                              Value
Bonds (continued)

Health Care--     B-        Caa1   $ 8,800,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006          $    9,064,000
4.0%                                             Columbia/HCA Healthcare Corp.:
                  BBB-      Ba1     14,150,000      8.70% due 2/10/2010                                          16,053,783
                  BBB-      Ba1     15,000,000      8.36% due 4/15/2024                                          16,280,220
                  B+        B2       2,625,000   Fisher Scientific International, 8.125% due 5/01/2012            2,795,625
                  BB-       Ba2     16,869,000   Fresenius Medical Capital Trust II, 7.875% due
                                                 2/01/2008                                                       17,375,070
                  B+        NR*      4,775,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)      4,034,875
                  B-        B3         675,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                      702,000
                  BB-       Ba3      4,000,000   Ventas Realty LP, 9% due 5/01/2012                               4,280,000
                                                                                                             --------------
                                                                                                                 70,585,573

Housing--1.3%     B         B2       4,750,000   Building Materials Corporation, 8.625% due 12/15/2006            4,073,125
                  B-        B2       5,800,000   Champion Home Builders, 11.25% due 4/15/2007                     4,951,750
                  BB-       Ba3     13,813,000   Forest City Enterprises Inc., 8.50% due 3/15/2008               14,089,260
                                                                                                             --------------
                                                                                                                 23,114,135

Information       B         B1      13,000,000   Amkor Technology Inc., 9.25% due 2/15/2008                      12,740,000
Technology--1.7%  CCC+      Caa1    17,550,000   On Semiconductor Corporation, 13% due 5/15/2008                 16,584,750
                                                                                                             --------------
                                                                                                                 29,324,750

Leisure--3.3%     B+        Ba3     20,000,000   HMH Properties, Inc., 7.875% due 8/01/2008                      18,800,000
                  BBB-      Ba1      8,000,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                   8,260,000
                  B+        B1       5,000,000   Intrawest Corporation, 10.50% due 2/01/2010                      5,362,500
                  B         B2       6,800,000   John Q. Hammons Hotels, 8.875% due 5/15/2012                     6,630,000
                                                 Meristar Hospitality Corp.:
                  B-        B2       5,775,000      9% due 1/15/2008                                              4,937,625
                  B-        B2       5,525,000      10.50% due 6/15/2009                                          4,944,875
                  B         B2      10,000,000   Vail Resorts Inc., 8.75% due 5/15/2009                          10,300,000
                                                                                                             --------------
                                                                                                                 59,235,000

Manufacturing--   B-        Caa1    18,600,000   Eagle-Picher Industries, 9.375% due 3/01/2008                   15,159,000
3.8%                                             International Wire Group, Inc.:
                  CCC-      Caa1     5,575,000      11.75% due 6/01/2005                                          3,623,750
                  CCC-      Caa1    15,150,000      Series B, 11.75% due 6/01/2005                                9,847,500
                  B-        B3       2,150,000   Rexnord Corporation, 10.125% due 12/15/2012 (f)                  2,284,375
                  D         Ca      13,500,000   ++Thermadyne Manufacturing, 9.875% due 6/01/2008                 1,350,000
                  CCC+      B3      21,300,000   Trench Electric SA and Trench Inc., 10.25% due 12/15/2007       15,975,000
                  B         B3       5,250,000   Trimas Corporation, 9.875% due 6/15/2012                         5,302,500
                                                 Tyco International Group SA:
                  BBB-      Ba2      4,000,000      6.375% due 2/15/2006                                          3,900,000
                  BBB-      Ba2      7,700,000      6.375% due 10/15/2011                                         7,199,500
                  BBB-      Ba2      3,400,000      2.75% due 1/15/2018 (Convertible)(f)                          3,145,000
                                                                                                             --------------
                                                                                                                 67,786,625

Metal--           B-        B2      14,000,000   Freeport-McMoran C & G, 10.125% due 2/01/2010                   14,507,500
Other--1.2%       NR*       NR*     30,000,000   ++Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003         1,200,000
                  NR*       NR*     17,000,000   Ormet Corporation, 11% due 8/15/2008 (f)                         5,950,000
                                                                                                             --------------
                                                                                                                 21,657,500



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                  S&P     Moody's      Face
Industries       Rating    Rating     Amount                    Issue                                              Value
Bonds (continued)

Multi-Sector      NR*       B3     $20,000,000   JP Morgan, 9.70% due 11/15/2007                             $   20,750,000
Holdings--1.2%

Packaging--3.1%   B+        B2      13,250,000   Anchor Glass Container, 11% due 2/15/2013 (f)                   13,713,750
                                                 Crown Euro Holdings SA (f):
                  B+        B1       6,825,000      9.50% due 3/01/2011                                           6,816,469
                  B         B2       7,600,000      10.875% due 3/01/2013                                         7,685,500
                  BB        B2       6,150,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009             6,349,875
                  B+        B3      13,850,000   Owens-Illinois Inc., 7.15% due 5/15/2005                        13,711,500
                  B-        Caa1     8,000,000   Pliant Corporation, 13% due 6/01/2010                            7,280,000
                                                                                                             --------------
                                                                                                                 55,557,094

Paper--4.7%       D         C       21,000,000   ++APP Financial II Mauritius Ltd., 12% (d)                         210,000
                  D         Ca      35,000,000   ++APP International Finance, 11.75% due 10/01/2005              11,112,500
                                                 Ainsworth Lumber Company:
                  B-        B3       9,250,000      12.50% due 7/15/2007++++                                      9,978,438
                  B-        B3       5,000,000      13.875% due 7/15/2007                                         5,475,000
                  D         Ca      42,000,000   ++Doman Industries Limited, 8.75% due 3/15/2004                  6,090,000
                  BB+       Ba2     20,000,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (f)           21,100,000
                  D         Ca      14,500,000   ++Indah Kiat International Finance, 12.50% due 6/15/2006         5,075,000
                  B         B2      16,000,000   MDP Acquisitions PLC, 9.625% due 10/01/2012 (f)                 16,860,000
                  D         Ca      27,500,000   ++Tjiwi Kimia Finance Mauritius, 10% due 8/01/2004               6,737,500
                                                                                                             --------------
                                                                                                                 82,638,438

Service--3.2%     BB-       Ba3     20,000,000   Allied Waste North America, 7.625% due 1/01/2006                20,275,000
                  B-        B3       8,850,000   Kindercare Learning Centers, Inc., 9.50% due 2/15/2009           8,628,750
                  CCC+      Caa3    17,950,000   Protection One Alarm Monitoring, 8.125% due 1/15/2009           13,642,000
                  BB        Ba2     13,925,000   Shaw Group Inc., 10.75% due 3/15/2010 (f)                       13,785,750
                                                                                                             --------------
                                                                                                                 56,331,500

Steel--1.4%       B         B3      16,450,000   UCAR Finance Inc., 10.25% due 2/15/2012                         14,640,500
                  CCC+      Caa2    26,075,000   WCI Steel Inc., 10% due 12/01/2004                               7,822,500
                  CCC-      Caa3    15,950,000   Weirton Steel Corporation, 0.50% due 4/01/2008 (a)               1,595,000
                  NR*       NR*     43,000,000   ++Wheeling Pittsburgh Corp., 9.25% due 11/15/2007                  215,000
                                                                                                             --------------
                                                                                                                 24,273,000

Telecommuni-      NR*       NR*     15,000,000   ++Energis PLC, 9.75% due 6/15/2009                                  75,000
cations--1.8%     CCC+      Caa2     9,750,000   Qwest Capital Funding, 5.875% due 8/03/2004                      8,823,750
                  CCC+      NR*     15,300,000   Qwest Services Corporation, 13.50% due 12/15/2010 (f)           16,141,500
                                                 ++WorldCom, Inc.:
                  NR*       NR*      6,400,000      7.875% due 5/15/2003                                          1,712,000
                  NR*       NR*      8,000,000      6.25% due 8/15/2003                                           2,140,000
                  NR*       NR*     10,400,000      7.50% due 5/15/2011                                           2,782,000
                                                                                                             --------------
                                                                                                                 31,674,250

Transportation--  B+        B1      14,450,000   General Maritime Corporation, 10% due 3/15/2013 (f)             14,739,000
2.5%              BB-       Ba3      1,550,000   Stena AB, 9.625% due 12/01/2012                                  1,604,250
                  B+        B1      15,000,000   TFM, SA de CV, 11.75% due 6/15/2009                             13,800,000
                  BB-       Ba2     13,375,000   Teekay Shipping Corporation, 8.875% due 7/15/2011               14,327,969
                                                                                                             --------------
                                                                                                                 44,471,219



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                  S&P     Moody's      Face
Industries       Rating    Rating     Amount                    Issue                                              Value
Bonds (concluded)

Utility--7.7%                                    The AES Corporation:
                  B-        Caa1   $   775,000      8.375% due 8/15/2007                                     $      519,250
                  B-        B3      16,075,000      9.375% due 9/15/2010                                         13,503,000
                  B-        B3       8,300,000      8.875% due 2/15/2011                                          6,806,000
                  B+        B1       5,000,000   ANR Pipeline Company, 8.875% due 3/15/2010 (f)                   5,300,000
                  B+        B3      19,000,000   CMS Energy Corporation, 8.50% due 4/15/2011                     16,150,000
                  B+        B1      17,650,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008              10,148,750
                                                 Calpine Corporation:
                  B+        B1       2,300,000      4% due 12/26/2006 (Convertible)(f)                            1,506,500
                  B+        B1       9,825,000      8.50% due 2/15/2011                                           5,502,000
                  BB        Ba1      9,600,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011            9,432,192
                  B         B3      11,500,000   Illinois Power Corporation, 11.50% due 12/15/2010 (f)           12,132,500
                  BB        B3      12,800,000   Mirant Americas Generation Inc., 8.30% due 5/01/2011             6,528,000
                  BB        B3       3,750,000   Mirant Americas Generation LLC, 7.625% due 5/01/2006             2,268,750
                  B-        B3      20,000,000   Mission Energy Holdings, 13.50% due 7/15/2008                    7,300,000
                  BB        Ba2     10,000,000   Nevada Power Co., 10.875% due 10/15/2009 (f)                    10,350,000
                  B+        B3         500,000   Northwest Pipeline Corporation, 8.125% due 3/01/2010 (f)           522,500
                  B+        B1       2,025,000   Southern Natural Gas, 8.875% due 3/15/2010 (f)                   2,136,375
                  NR*       NR*     13,249,234   Sunflower Electric Power Corp., 8% due 12/31/2016+++            11,626,203
                  BB-       Ba2      6,900,000   Western Resources Inc., 9.75% due 5/01/2007                      7,365,750
                  B         Caa1     8,725,000   Williams Companies Inc., 7.125% due 9/01/2011                    7,503,500
                                                                                                             --------------
                                                                                                                136,601,270

Wireless--5.1%    CCC       B3       3,600,000   American Tower Escrow, 12.25% due 8/01/2008 (e)                  2,376,000
                  CCC       Caa1    20,350,000   American Tower Systems Corporation, 9.375% due 2/01/2009        18,315,000
                  CCC+      Caa1    14,530,000   Loral Cyberstar Inc., 10% due 7/15/2006                          5,957,300
                  C         Caa3    41,075,000   Millicom International Cellular SA, 13.50% due 6/01/2006        28,341,750
                  NR*       NR*     14,530,247   NII Holdings Inc., 19.13% due 11/01/2009 (e)(f)                 11,188,290
                  CCC+      Caa1    23,275,000   Nextel Partners Inc., 13.75% due 2/01/2009 (e)                  21,413,000
                                                 Telesystem International Wireless:
                  CCC+      Ca       2,268,000      14% due 12/30/2003                                            2,109,240
                  CCC+      NR*      1,021,000      14% due 12/30/2003 (f)                                          949,530
                                                                                                             --------------
                                                                                                                 90,650,110

                                                 Total Investments in Bonds
                                                 (Cost--$2,139,118,790)--86.9%                                1,539,517,635



                                      Shares
                                       Held
Preferred Stocks

Cable--International--0.0%                 142   NTL Europe, Inc.                                                       462

Cable--U.S.--0.0%                        8,000   CSC Holdings Inc.++++                                              818,000

Diversified Media--1.6%                 45,000   Primedia, Inc. (Series D)                                        3,645,000
                                       322,500   Primedia, Inc. (Series H)                                       24,510,000
                                                                                                             --------------
                                                                                                                 28,155,000



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                        (in U.S.dollars)

                                      Shares
Industries                             Held                     Issue                                              Value
Preferred Stocks (concluded)

Food & Drug--0.0%                      297,038   Nebco Evans Holding Co.++++                                 $        2,970

Steel--0.0%                            261,000   Weirton Steel Corporation (Convertible)                            522,000

Wireless--0.9%                           5,212   Crown Castle International Corporation++++                       4,221,720
                                         7,179   Nextel Communications, Inc. (Series E)++++                       7,537,950
                                        10,121   Rural Cellular Corp. (Series B)++++                              3,441,140
                                                                                                             --------------
                                                                                                                 15,200,810

                                                 Total Investments in Preferred Stocks
                                                 (Cost--$85,481,660)--2.5%                                       44,699,242


Common Stocks

Cable--International--0.1%             101,126   ++NTL Europe, Inc.                                                   4,551
                                       166,921   ++NTL Incorporated                                               1,478,920
                                                                                                             --------------
                                                                                                                  1,483,471

Energy--Other--0.0%                      3,599   ++Orion Refining                                                         4

Gaming--0.2%                         1,240,697   ++GB Holdings Inc.                                               3,337,475

Health Care--0.0%                       12,894   ++MEDIQ Incorporated                                                     0

Information Technology--0.1%           232,931   ++Dictaphone Corporation                                         1,048,189
                                    20,500,000   ++LLC Dictaphone                                                       205
                                                                                                             --------------
                                                                                                                  1,048,394

Metal--Other--0.1%                   1,200,000   ++Metals USA, Inc.                                               2,940,000

Steel--0.0%                         25,000,000   ++Murrin Murrin LTC                                                    250

Wireless--1.0%                         685,960   ++NII Holdings Inc. (Class B)                                   17,567,435

                                                 Total Investments in Common Stocks
                                                 (Cost--$82,666,217)--1.5%                                       26,377,029


Warrants (b)

Cable--International--0.0%              10,000   Cable Satisfaction                                                     100
                                       117,980   NTL Incorporated                                                    17,697
                                        45,000   UIH Australia/Pacific                                                  450
                                                                                                             --------------
                                                                                                                     18,247

Information Technology--0.0%           210,284   Dictaphone Corporation                                              26,286

Steel--0.0%                             20,000   Republic Technologies                                                  200

Wireless--0.0%                          53,472   Comunicacion Celular SA (f)                                             53
                                       158,265   Loral Space & Communications                                         1,583
                                                                                                             --------------
                                                                                                                      1,636

                                                 Total Investments in Warrants
                                                 (Cost--$4,974,703)--0.0%                                            46,369



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in U.S.dollars)
                                    Beneficial
                                     Interest                   Issue                                              Value
Short-Term Securities

                                  $148,818,418   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                 Series I (h)                                                $  148,818,418

                                                 Total Investments in Short-Term Securities
                                                 (Cost--$148,818,418)--8.4%                                     148,818,418

Total Investments (Cost--$2,461,059,788)--99.3%                                                               1,759,458,693
Other Assets Less Liabilities--0.7%                                                                              11,742,670
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,771,201,363
                                                                                                             ==============


*Not Rated.
++Non-income producing security.
++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
+++Subject to principal paydowns.
(a)Floating rate note.
(b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)Maturity of this security is pending as a result of bankruptcy proceedings.
(d)The security is a perpetual bond and has no definite maturity date.
(e)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was $14,550,000, representing
0.8% of net assets.


                                  Acquisition
Issue                                Dates            Cost          Value

Banco Nacional de Desenvolvimiento
  Economico e Social, 20.369% due  6/18/2002-
  6/16/2008                        6/21/2002     $ 12,570,717   $ 14,550,000
                                                 ------------   ------------
Total                                            $ 12,570,717   $ 14,550,000
                                                 ============   ============


(h)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                  Net            Interest
Affiliate                                       Activity          Income

Merrill Lynch Liquidity Series,
  LLC Cash Sweep Series I                    $ 148,818,418      $  670,155


See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of March 31, 2003
Assets:           Investments, at value (identified cost--$2,461,059,788)                                   $ 1,759,458,693
                  Receivables:
                     Interest                                                             $    46,970,632
                     Securities sold                                                           13,914,830
                     Securities lending--net                                                    2,889,304
                     Capital shares sold                                                        1,781,624
                     Dividends                                                                    717,641        66,274,031
                                                                                          ---------------
                  Prepaid registration fees and other assets                                                         46,259
                                                                                                            ---------------
                  Total assets                                                                                1,825,778,983
                                                                                                            ---------------

Liabilities:      Payables:
                     Securities purchased                                                      45,960,770
                     Dividends to shareholders                                                  4,224,781
                     Capital shares redeemed                                                    2,367,785
                     Distributor                                                                  677,116
                     Investment adviser                                                           579,929        53,810,381
                                                                                          ---------------
                  Accrued expenses and other liabilities                                                            767,239
                                                                                                            ---------------
                  Total liabilities                                                                              54,577,620
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $ 1,771,201,363
                                                                                                            ===============

Net Assets        Class A Common Stock, $.10 par value, 500,000,000 shares authorized                       $     7,250,147
Consist of:       Class B Common Stock, $.10 par value, 1,500,000,000 shares authorized                          19,600,115
                  Class C Common Stock, $.10 par value, 200,000,000 shares authorized                             3,576,843
                  Class I Common Stock, $.10 par value, 500,000,000 shares authorized                             9,475,647
                  Paid-in capital in excess of par                                                            4,087,947,014
                  Undistributed investment income--net                                    $    18,661,450
                  Accumulated realized capital losses on investments--net                 (1,673,708,758)
                  Unrealized depreciation on investments--net                               (701,601,095)
                                                                                          ---------------
                  Total accumulated losses--net                                                             (2,356,648,403)
                                                                                                            ---------------
                  Net assets                                                                                $ 1,771,201,363
                                                                                                            ===============

Net Asset         Class A--Based on $321,921,791 and 72,501,465 shares outstanding                          $          4.44
Value:                                                                                                      ===============
                  Class B--Based on $869,932,781 and 196,001,147 shares outstanding                         $          4.44
                                                                                                            ===============
                  Class C--Based on $158,869,672 and 35,768,434 shares outstanding                          $          4.44
                                                                                                            ===============
                  Class I--Based on $420,477,119 and 94,756,469 shares outstanding                          $          4.44
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


FINANCIAL INFORMATION (continued)
Statement of Operations for the Six Months Ended March 31, 2003
Investment        Interest                                                                                  $    80,901,600
Income:           Dividends                                                                                       4,464,062
                  Other                                                                                              82,080
                                                                                                            ---------------
                  Total income                                                                                   85,447,742
                                                                                                            ---------------

Expenses:         Investment advisory fees                                                $     3,552,338
                  Account maintenance and distribution fees--Class B                            3,246,688
                  Transfer agent fees--Class B                                                    756,409
                  Account maintenance and distribution fees--Class C                              592,893
                  Account maintenance fees--Class A                                               362,360
                  Transfer agent fees--Class I                                                    291,603
                  Accounting services                                                             252,897
                  Transfer agent fees--Class A                                                    216,691
                  Transfer agent fees--Class C                                                    129,337
                  Professional fees                                                                70,852
                  Printing and shareholder reports                                                 54,575
                  Custodian fees                                                                   37,930
                  Registration fees                                                                33,283
                  Directors' fees and expenses                                                     14,605
                  Pricing fees                                                                      7,305
                  Other                                                                            30,986
                                                                                          ---------------
                  Total expenses                                                                                  9,650,752
                                                                                                            ---------------
                  Investment income--net                                                                         75,796,990
                                                                                                            ---------------

Realized &        Realized loss on investments--net                                                           (391,374,487)
Unrealized Gain   Change in unrealized depreciation on investments--net                                         547,441,477
(Loss) on                                                                                                   ---------------
Investments--Net: Total realized and unrealized gain on investments--net                                        156,066,990
                                                                                                            ---------------
                  Net Increase in Net Assets Resulting from Operations                                      $   231,863,980
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                            March 31,        September 30,
Increase (Decrease) in Net Assets:                                                             2003               2002
Operations:       Investment income--net                                                  $    75,796,990   $   203,234,836
                  Realized loss on investments--net                                         (391,374,487)     (576,110,410)
                  Change in unrealized depreciation on investments--net                       547,441,477       274,551,059
                                                                                          ---------------   ---------------
                  Net increase (decrease) in net assets resulting from operations             231,863,980      (98,324,515)
                                                                                          ---------------   ---------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                 (13,385,105)      (28,412,688)
                     Class B                                                                 (37,948,402)     (113,787,188)
                     Class C                                                                  (6,434,847)      (16,540,592)
                     Class I                                                                 (18,439,123)      (44,055,500)
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from dividends to shareholders        (76,207,477)     (202,795,968)
                                                                                          ---------------   ---------------

Capital Share     Net decrease in net assets derived from capital share transactions         (77,396,536)     (277,713,470)
Transactions:                                                                             ---------------   ---------------

Net Assets:       Total increase (decrease) in net assets                                      78,259,967     (578,833,953)
                  Beginning of period                                                       1,692,941,396     2,271,775,349
                                                                                          ---------------   ---------------
                  End of period*                                                          $ 1,771,201,363   $ 1,692,941,396
                                                                                          ===============   ===============

                  *Undistributed investment income--net                                   $    18,661,450   $    19,071,937
                                                                                          ===============   ===============

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights

The following per share data and ratios                                                    Class A+++++
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     4.05   $     4.74   $     6.04   $     6.59   $     7.05
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .19++          .46          .61          .70          .70
                  Realized and unrealized gain (loss)
                  on investments--net                               .41        (.69)       (1.30)        (.55)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .60        (.23)        (.69)          .15          .39
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.21)        (.46)        (.61)        (.70)        (.70)
                     Realized gain on investments--net               --           --           --           --        (.01)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.21)        (.46)        (.61)        (.70)        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     4.44   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          14.75%+++      (5.60%)     (12.10%)        2.22%        5.64%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        .88%*         .86%         .86%         .77%         .76%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         9.19%*        9.93%       11.23%       10.83%       10.15%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  321,922   $  274,069   $  268,633   $  265,500   $  359,435
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             43.79%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios                                                      Class B
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     4.05   $     4.74   $     6.04   $     6.59   $     7.05
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .18++          .43          .58          .66          .67
                  Realized and unrealized gain (loss)
                  on investments--net                               .41        (.69)       (1.30)        (.55)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .59        (.26)        (.72)          .11          .36
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.20)        (.43)        (.58)        (.66)        (.67)
                     Realized gain on investments--net               --           --           --           --        (.01)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.20)        (.43)        (.58)        (.66)        (.82)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     4.44   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          14.46%+++      (6.09%)     (12.56%)        1.70%        5.10%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.40%*        1.39%        1.37%        1.29%        1.28%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         8.72%*        9.52%       10.78%       10.30%        9.66%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  869,933   $  894,051   $1,387,523   $2,115,413   $3,290,248
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             43.79%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios                                                      Class C
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     4.05   $     4.74   $     6.04   $     6.60   $     7.06
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .18++          .43          .58          .66          .66
                  Realized and unrealized gain (loss)
                  on investments--net                               .40        (.69)       (1.30)        (.56)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .58        (.26)        (.72)          .10          .35
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.19)        (.43)        (.58)        (.66)        (.66)
                     Realized gain on investments--net               --           --           --           --        (.01)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.19)        (.43)        (.58)        (.66)        (.81)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     4.44   $     4.05   $     4.74   $     6.04   $     6.60
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          14.43%+++      (6.14%)     (12.60%)        1.49%        5.06%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.45%*        1.44%        1.43%        1.34%        1.33%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         8.63%*        9.37%       10.69%       10.25%        9.62%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  158,869   $  147,198   $  177,236   $  227,274   $  361,606
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             43.79%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

The following per share data and ratios                                                    Class I+++++
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     4.05   $     4.73   $     6.03   $     6.59   $     7.05
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                          .20++          .47          .62          .71          .72
                  Realized and unrealized gain (loss)
                  on investments--net                               .40        (.68)       (1.30)        (.56)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                  .60        (.21)        (.68)          .15          .41
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.21)        (.47)        (.62)        (.71)        (.72)
                     Realized gain on investments--net               --           --           --           --        (.01)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.21)        (.47)        (.62)        (.71)        (.87)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     4.44   $     4.05   $     4.73   $     6.03   $     6.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share          14.89%+++      (5.16%)     (11.92%)        2.31%        5.90%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        .63%*         .62%         .61%         .52%         .51%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                         9.46%*       10.21%       11.52%       11.07%       10.40%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  420,477   $  377,623   $  438,383   $  545,425   $  807,942
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             43.79%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Portfolio offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; ..45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the six months ended March 31, 2003, the aggregate average daily net assets of the Fund, including the Fund's Core Bond Portfolio and Intermediate Term Portfolio, was approximately $3,814,786,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                             Account
                           Maintenance           Distribution
                               Fee                    Fee

Class A                       .25%                      --
Class B                       .25%                    .50%
Class C                       .25%                    .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                  FAMD            MLPF&S

Class A                          $5,035          $54,561
Class I                          $1,426          $10,447


For the six months ended March 31, 2003, MLPF&S received contingent deferred sales charges of $286,621 and $13,368 relating to transactions in Class B and Class C Shares of the Portfolio, respectively.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2003, the Portfolio reimbursed
FAM $19,403 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2003 were $678,085,471 and $807,643,010, respectively.



Merrill Lynch Bond Fund, Inc., High Income Portfolio,March 31, 2003


Net realized losses for the six months ended March 31, 2003 and net unrealized losses as of March 31, 2003 were as follows:


                                       Realized         Unrealized
                                        Losses            Losses

Long-term investments            $ (391,374,487)    $ (701,601,095)
                                 ---------------    ---------------
Total                            $ (391,374,487)    $ (701,601,095)
                                 ===============    ===============



As of March 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $703,488,088, of which $75,453,974 related to appreciated securities and $778,942,062 related to depreciated securities. The aggregate cost of investments at March 31, 2003 for Federal income tax purposes was $2,462,946,781.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $77,396,536 and $277,713,470 for the six months ended March 31, 2003 and the year ended September 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six                               Dollar
Months Ended March 31, 2003++           Shares           Amount

Shares sold                            4,957,936    $    20,958,590
Automatic conversion of shares         7,635,830         32,226,751
Shares issued to shareholders
in reinvestment of dividends           1,608,997          6,740,204
                                 ---------------    ---------------
Total issued                          14,202,763         59,925,545
Shares redeemed                      (9,360,217)       (39,167,638)
                                 ---------------    ---------------
Net increase                           4,842,546    $    20,757,907
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended September 30, 2002++              Shares            Amount

Shares sold                           12,633,217    $    58,540,414
Automatic conversion of shares        16,181,996         73,978,183
Shares issued to shareholders
in reinvestment of dividends           2,880,907         13,181,241
                                 ---------------    ---------------
Total issued                          31,696,120        145,699,838
Shares redeemed                     (20,737,072)       (94,803,890)
                                 ---------------    ---------------
Net increase                          10,959,048    $    50,895,948
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Six                                Dollar
Months Ended March 31, 2003             Shares            Amount

Shares sold                            7,953,879    $    33,581,372
Shares issued to shareholders
in reinvestment of dividends           3,848,507         16,086,903
                                 ---------------    ---------------
Total issued                          11,802,386         49,668,275
Automatic conversion of shares       (7,641,650)       (32,226,751)
Shares redeemed                     (28,962,970)      (120,474,156)
                                 ---------------    ---------------
Net decrease                        (24,802,234)    $ (103,032,632)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended September 30, 2002                Shares            Amount

Shares sold                           19,870,558    $    92,571,052
Shares issued to shareholders
in reinvestment of dividends          10,223,848         47,114,368
                                 ---------------    ---------------
Total issued                          30,094,406        139,685,420
Automatic conversion of shares      (16,181,996)       (73,978,183)
Shares redeemed                     (86,086,679)      (395,562,828)
                                 ---------------    ---------------
Net decrease                        (72,174,269)    $ (329,855,591)
                                 ===============    ===============



Class C Shares for the Six                                Dollar
Months Ended March 31, 2003             Shares            Amount

Shares sold                            3,623,041    $    15,403,723
Shares issued to shareholders
in reinvestment of dividends             766,258          3,207,327
                                 ---------------    ---------------
Total issued                           4,389,299         18,611,050
Shares redeemed                      (4,947,028)       (20,571,275)
                                 ---------------    ---------------
Net decrease                           (557,729)    $   (1,960,225)
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended September 30, 2002                Shares            Amount

Shares sold                            9,671,405    $    45,496,504
Shares issued to shareholders
in reinvestment of dividends           1,800,828          8,283,792
                                 ---------------    ---------------
Total issued                          11,472,233         53,780,296
Shares redeemed                     (12,544,238)       (57,104,165)
                                 ---------------    ---------------
Net decrease                         (1,072,005)    $   (3,323,869)
                                 ===============    ===============



Class I Shares for the Six                                Dollar
Months Ended March 31, 2003++           Shares            Amount

Shares sold                           12,467,550    $    52,683,054
Shares issued to shareholders
in reinvestment of dividends           1,659,840          6,941,136
                                 ---------------    ---------------
Total issued                          14,127,390         59,624,190
Shares redeemed                     (12,650,947)       (52,785,776)
                                 ---------------    ---------------
Net increase                           1,476,443    $     6,838,414
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Class I Shares for the Year                               Dollar
Ended September 30, 2002++              Shares            Amount

Shares sold                           25,797,905    $   119,554,859
Shares issued to shareholders
in reinvestment of dividends           3,532,626         16,200,807
                                 ---------------    ---------------
Total issued                          29,330,531        135,755,666
Shares redeemed                     (28,636,652)      (131,185,624)
                                 ---------------    ---------------
Net increase                             693,879    $     4,570,042
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2003.


6. Capital Loss Carryforward:
On September 30, 2002, the Portfolio had a net capital loss carryforward of $710,521,470, of which $74,968,568 expires in 2007, $60,400,417 expires in 2008, $387,766,347 expires in 2009 and
$187,386,138 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Bond Fund, Inc., High Income Portfolio, March 31, 2003


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

High Income Portfolio of Merrill Lynch Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2003


Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.